SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                                February 28, 2005



                                PURE WORLD, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State of other jurisdiction of incorporation or organization)


        1-7986                                       95-3419191
(Commission File Number)               (I.R.S. Employer Identification Number)

            376 Main Street
              P.O. Box 74
        Bedminster, New Jersey                                 07921
(Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code
                                  (908)234-9133


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     This 8-K/A  (Amendment  No. 1) amends Item 5.02 to the Form 8-K  originally filed on January 25, 2005.

Item 5.02    Departure of Directors or Principal Officers;Election of Directors;
---------    -------------------------------------------------------------------
             Appointment of Principal Officers
             ---------------------------------

     Pure World, Inc., today announced that Sue Ann Merrill, Chief Financial Officer of the Company, has deferred the effective date of her resignation, which was originally to be February 25, 2005. A new effective date has not yet been determined, but the Company anticipates it will be in May 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 2, 2005                          By   Paul O. Koether
                                                  -----------------------------
                                                  Paul O. Koether
                                                  Chairman of the Board